                                                                   EXHIBIT 21.1


                                          STATES IN WHICH            NAMES UNDER WHICH
SUBSIDIARY                                BUSINESS CONDUCTED         BUSINESS CONDUCTED
----------                                ------------------         ------------------
Liberty Group Operating, Inc.             Delaware                    Liberty Group Operating, Inc.

Liberty Group Arkansas Holdings, Inc.     Delaware                    Liberty Group Arkansas Holdings, Inc.
                                          Arkansas                    The Sun Times
                                                                      The Daily World
                                                                      Daily World "TMC"
                                                                      Newport Daily Independent
                                                                      Newport Daily Independent "TMC"
                                                                      Stuttgart Daily Leader
                                                                      The Stuttgart Daily "TMC"

Liberty Group Arizona Holdings, Inc.      Delaware                    Liberty Group Arizona Holdings, Inc.
                                          Arizona                     Arizona Silver Belt
                                                                      Gila County Advantage
                                                                      Moccasin

Liberty Group California Holdings, Inc.   Delaware                    Liberty Group California Holdings, Inc.
                                          California                  LGP California Holdings, Inc.
                                                                      Dunsmuir News
                                                                      Mount Shasta Herald
                                                                      Supersaver Advertiser
                                                                      Voice of the Mountain
                                                                      Weed Press
                                                                      Daily Midway Driller
                                                                      Siskiyou Daily News
                                                                      Siskiyou Daily News "Extra"

Liberty Group Illinois Holdings, Inc.     Delaware                    Liberty Group Illinois Holdings, Inc.
                                          Illinois                    Albion Journal Register
                                                                      Prairie Post
                                                                      Benton Evening News
                                                                      The Benton Standard
                                                                      Franklin Press
                                                                      Daily Ledger
                                                                      Little Giant Advertiser
                                                                      The Carmi Times
                                                                      The Weekly Times
                                                                      White County Shopper News
                                                                      Chester Herald Tribune
                                                                      Monday Herald
                                                                      Christopher Progress
                                                                      The Ashley News
                                                                      DuQuoin Evening Call
                                                                      Perry County Extra
                                                                      The Blade
                                                                      Ccap Special
                                                                      Daily Advocate Press
                                                                      Money Stretcher
                                                                      Pennysaver Press
                                                                      Eldorado Daily Journal
                                                                      Harrisburg Daily Register
                                                                      The Spokesman


                                                                      The Spokesman Sunday
                                                                      Marion Daily Republican
                                                                      Marion Daily Extra
                                                                      Daily Review Atlas
                                                                      Oquawka Current
                                                                      Pennysaver
                                                                      American Monday
                                                                      Murphysboro American
                                                                      Norris City Banner
                                                                      Jasper County News Eagle
                                                                      Advantage
                                                                      The Olney Daily Mail
                                                                      The Weekly Mail
                                                                      Daily Leader
                                                                      Home Times
                                                                      Livingston Shopping News
                                                                      Gallatin Democrat
                                                                      Ridgway News
                                                                      Daily American
                                                                      Trader

Liberty Group Iowa Holdings, Inc.         Delaware                    Liberty Group Iowa Holdings, Inc.
                                          Iowa                        Charles City Press
                                                                      The Extra
                                                                      Six County Shopper

Liberty Group Kansas Holdings, Inc.       Delaware                    Liberty Group Kansas Holdings, Inc.
                                          Kansas                      The Atchison Daily Globe
                                                                      Globe Extra
                                                                      Augusta Advertiser
                                                                      Augusta Daily Gazette
                                                                      Daily Reporter
                                                                      The Record
                                                                      The Weekly Shopper
                                                                      The Wichita Journal
                                                                      The El Dorado Times
                                                                      El Dorado Times Weekly
                                                                      Shoppers Guide
                                                                      The Leavenworth Times
                                                                      River Bend Journal
                                                                      McPherson Sentinel
                                                                      The Sentinel Ad-Viser

Liberty Group Michigan Holdings, Inc.     Delaware                    Liberty Group Michigan Holdings, Inc.
                                          Michigan                    Cheboygan Daily Tribune
                                                                      Shoppers Fair
                                                                      Sentinel-Standard
                                                                      Sentinel-Standard "TMC"
                                                                      The Evening News
                                                                      Tri County Buyers Guide

Liberty Group Minnesota Holdings, Inc.    Delaware                    Liberty Group Minnesota Holdings, Inc.
                                          Minnesota                   Crookston Daily Times
                                                                      Crookston Valley Shopper

Liberty Group Missouri Holdings, Inc.     Delaware                    Liberty Group Missouri Holdings, Inc.
                                          Missouri                    Boonville Daily News
                                                                      The Record

                                                                      Daily News Bulletin
                                                                      Lake Sun Leader
                                                                      The Carthage Press
                                                                      The Carthage Press "TMC"
                                                                      C.T. Extra
                                                                      Constitution Tribune
                                                                      Lake Stockton Shopper
                                                                      Miller Press
                                                                      The Vedette
                                                                      Kirksville Crier
                                                                      Kirksville Daily Express & News
                                                                      The Market Place
                                                                      Chronicle Herald
                                                                      Macon Journal
                                                                      Mid-South Trader
                                                                      Marceline Press/Chariton Courier
                                                                      Sho-Me Shopper
                                                                      The Mexico Ledger
                                                                      The Mexico Ledger "TMC"
                                                                      Mark Twain Regional News
                                                                      Monroe City News
                                                                      Neosho Daily News
                                                                      Neosho Daily News "Etc."
                                                                      Vacation News
                                                                      Rolla Daily News
                                                                      Rolla Daily News "Plus"
                                                                      Advertiser
                                                                      St. James Leader Journal
                                                                      The Daily Guide
                                                                      Daily Guide Extra
                                                                      Fort Wood Constitution

Liberty Group New York Holdings, Inc.     Delaware                    Liberty Group New York Holdings, Inc.
                                          New York                    Steuben Courier Advocate
                                                                      Mohawk Valley Pennysaver
                                                                      Hornell Canisteo Penn-E-Saver
                                                                      Genesee County Express
                                                                      Geneseeway Shopper
                                                                      The Evening Telegram
                                                                      Images
                                                                      Evening Tribune
                                                                      The Spectator (Sunday)
                                                                      The Tribune Extra
                                                                      The Evening Times
                                                                      Times-Saver
                                                                      Grand Island Record
                                                                      Record Advertiser
                                                                      Tonawanda News
                                                                      Tonawanda News Extra
                                                                      Chronicle Ad-Viser
                                                                      The Chronicle-Express
                                                                      Mountain Pennysaver
                                                                      Saugerties Pennysaver
                                                                      Saugerties Post Star
                                                                      Allegany Co. Pennysaver
                                                                      Wellsville Daily Reporter
                                                                      Wellsville Daily "TMC"



Liberty Group Pennsylvania Holdings, Inc.   Delaware                  Liberty Group Pennsylvania Holdings, Inc.
                                            Pennsylvania              Corry Journal
                                                                      Corry Journal "TMC"
                                                                      The Independent Extra
                                                                      The Wayne Independent
                                                                      Kane Republican
                                                                      Lewisburg Daily Journal
                                                                      Milton Daily Standard
                                                                      The Standard-Journal
                                                                      Country Neighbors
                                                                      The Punxsutawney Spirit
                                                                      The (Punxsutawney) Spirit "TMC"
                                                                      The Ridgway Record
                                                                      Shop-Right
                                                                      The Daily Press
                                                                      The Daily Press "TMC"
                                                                      The Evening Times
                                                                      The Times Extra
                                                                      Titusville Herald
                                                                      Titusville Herald "TMC"
                                                                      Warren County Guide
                                                                      The Record Herald
                                                                      Record Herald Shoppers Express

Liberty Group Management Services, Inc.     Delaware                  Liberty Group Management Services, Inc.
